AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is made as of December 9, 2024, by and among Saia Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), under and in connection with that certain Credit Agreement, dated as of February 3, 2023, by and among the Borrower, the other Loan Parties parties thereto, the financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of October 31, 2023, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders increase the current Commitments under the Credit Agreement by an additional $300,000,000, such that the aggregate amount of the Lenders’ Commitments under the Credit Agreement will be $600,000,000;

WHEREAS, in connection therewith, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Borrower, the other Loan Parties, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the other Loan Parties, the Lenders and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that:

(a) the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth in the Credit Agreement attached hereto as Exhibit A; and

(b) Schedule 2.01A (Commitments), Schedule 2.01B (Swingline Commitments) and Schedule 2.01C (Letter of Credit Commitments) of the Credit Agreement are hereby replaced in its entirety with Schedule 2.01A, Schedule 2.01B and Schedule 2.01C, respectively, attached hereto as Exhibit B.

2. Conditions of Effectiveness.

The effectiveness of this Amendment on the date hereof is subject to the following conditions precedent:

(a)
The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the other Loan Parties, the Lenders and the Administrative Agent;
(b)
The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 2 Effective Date) of Bryan Cave Leighton Paisner LLP and Jones Walker LLP, counsel for the Borrower, in form and substance satisfactory to the Administrative Agent and covering such other matters relating to the Borrower or this Amendment;
(c)
All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with this Amendment and the continuing operations of the Borrower and its subsidiaries shall have been obtained and be in full force and effect;
(d)
The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the transactions contemplated by this Amendment and any other legal matters relating to the Borrower, this Amendment or the transactions contemplated by this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel;
(e)
The Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement;
(f)
The Borrower shall have furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal quarter and the portion of the fiscal year ended September 30, 2024;
(g)
(i) The Administrative Agent shall have received, at least five days prior to the Amendment No. 2 Effective Date, all documentation and other information regarding the Borrower reasonably requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of the Borrower and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Amendment No. 2 Effective Date, any Lender that has requested a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied); and
(h)
The Administrative Agent shall have received all fees due and payable on or prior to the Amendment No. 2 Effective Date, including expenses, to the extent invoiced, and presented to the Borrower under this Amendment.

3. Representations and Warranties of the Loan Parties.

Each Loan Party hereby represents and warrants as follows:

(a) The execution and delivery by such Loan Party of this Amendment, and the performance by such Loan Party of its obligations under this Amendment and the Credit Agreement as modified hereby, are each within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action.

(b) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with

2

their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects, except to the extent that such representations and warranties are specifically limited to a prior date, in which case such representations and warranties were true and correct in all material respects on and as of such prior date, provided, that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by “materiality,” “Material Adverse Effect” or similar language in the text thereof.

4. Reference to and Effect on the Credit Agreement.

(a) This Amendment shall constitute a Loan Document.

(b) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed without in any way limiting the foregoing, this Amendment shall not constitute a novation of the Loan Documents.

(d) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law.

This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings.

Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts.

This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Section 9.06 of the Credit Agreement shall apply to this Amendment mutatis mutandis.

[Signature pages follow]

3

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SAIA, INC., as the Borrower
By:
Name: Matthew Batteh
Title: Executive Vice President, Chief Financial Officer and Secretary

SAIA MOTOR FREIGHT LINE, LLC, as a Loan Party
By:
Name: Matthew Batteh
Title: Executive Vice President, Chief Financial Officer and Secretary

SAIA SALES, LLC, as a Loan Party
By:
Name: Matthew Batteh
Title: Executive Vice President, Chief Financial Officer and Secretary

SAIA TL PLUS, LLC, as a Loan Party
By:
Name: Matthew Batteh
Title: Executive Vice President, Chief Financial Officer and Secretary

LINKEX, INC., as a Loan Party
By:
Name: Matthew Batteh
Title: Executive Vice President, Chief Financial Officer and Secretary

Signature Page to Amendment No. 2 to Credit Agreement

SAIA LOGISTICS, LLC, as a Loan Party
By:
Name: Matthew Batteh
Title: Executive Vice President, Chief Financial Officer and Secretary

Signature Page to Amendment No. 2 to Credit Agreement

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and a Lender
By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

BOKF, NA dba Bank of Oklahoma, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement

Exhibit A

Amended Credit Agreement

[Attached]

Exhibit B

Amended Schedules 2.01A, 2.01B, and 2.01C of the Credit Agreement

[Attached]

Schedule 2.01A

Commitments

Lender	Commitment
JPMorgan Chase Bank, N.A.	$175,000,000.00
Bank of America, N.A.	$175,000,000.00
BOKF, NA dba Bank of Oklahoma	$125,000,000.00
PNC Bank, National Association	$125,000,000.00
Total	$600,000,000.00

Schedule 2.01A

Schedule 2.01B

Swingline Commitments

Swingline Lender	Swingline Commitment
JPMorgan Chase Bank, N.A.	$50,000,000.00
Total	$50,000,000.00

Schedule 2.01B

Schedule 2.01C

Letter of Credit Commitments

As of the Amendment No. 2 Effective Date, (x) the Letter of Credit Commitment is $200,000,000, which amount is to be associated among the Issuing Banks as determined by the Borrower and the applicable Issuing Bank, and (y) JPMorgan Chase Bank, N.A. and BOKF, NA dba Bank of Oklahoma are the Issuing Banks.

Schedule 2.01C